                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2001


                            Structured Products Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    33-55860/               13-3692801
          --------                    ---------               ----------
                                      333-57357
-------------------------------   ----------------        ----------------------
(State or other jurisdiction of   (Commission File           (IRS Employer
incorporation or organization)        Number)             Identification Number)


390 Greenwich Street, New York, New York                           10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code (212) 723-9654
                                                  --------------

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Documents Incorporated by Reference. The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), are hereby incorporated by reference in
                  (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26, and shall be deemed to be part hereof and thereof.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.


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                  (c)  Exhibits.

Item 601(a) of Regulation S-K

Exhibit  No.                Description
------------                -----------
(EX-23) Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with TIERS(R) Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26





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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated November 20, 2001
                                                   STRUCTURED PRODUCTS CORP.


                                                   By:   /s/ Matthew R. Mayers
                                                   -----------------------------
                                                   Name:  Matthew R. Mayers
                                                   Title: Authorized Signatory

EXHIBIT INDEX


--------------------------------------------------------------------------------
| Exhibit No.   | Description                                 | Paper (P) or   |
|               |                                             | Electronic (E) |
-------------------------------------------------------------------------------|
| (EX-23)       | Consent of KPMG LLP, independent certified  | E              |
|               | public accountants of Ambac Assurance       |                |
|               | Corporation and subsidiaries in connection  |                |
|               | with TIERS(R) Principal-Protected Asset     |                |
|               | Backed Certificates Trust Series            |                |
|               | DJIA 2001-26                                |                |
--------------------------------------------------------------------------------